UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material pursuant to § 240.14a-12

ALLEGHENY ENERGY, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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EXPLANATORY NOTE

The following are excerpted portions from the slide presentation used during Allegheny Energy, Inc.’s first quarter earnings conference call held on Wednesday, May 5, 2010 at 1:00 p.m. EST. The excerpted portions attached relate to the pending merger of Allegheny Energy, Inc. and FirstEnergy Corp. and are not a complete set of the slides used in the presentation. Excerpts from the transcript of this earnings conference call will be filed as soon as they become available.

Allegheny Energy

1st Quarter Financial Results

May 5, 2010

2
Forward-Looking Statements
INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS
In addition to historical information, this presentation contains a number of "forward-looking statements" as defined in the Private Securities Litigation
Reform Act of 1995.  Forward-looking statements involve estimates, expectations, and projections and, as a result, are subject to risks and uncertainties.
Forward-looking statements often may be identified by the use of words such as anticipate, expect, project, intend, plan, believe and words and terms of similar substance used in connection with any discussion of future plans, actions or events.  However, the absence of these or similar words does not mean that any particular statement is not forward-looking.  Forward-looking statements in this presentation may relate to, among other matters: regulatory issues, including but not limited to environmental regulation, and the status of retail generation service supply competition in states served by Allegheny’s  delivery business, Allegheny Power; financing plans; market demand for energy, the cost and availability of raw materials, including coal and natural gas, and
Allegheny’s ability to enter into, modify and enforce long-term fuel purchase agreements; provider-of-last resort and power supply contracts; results of litigation; results of operations; internal controls and procedures; capital expenditures; status and condition of plants and equipment; changes in technology and their effects on the competitiveness of Allegheny’s generation facilities; work stoppages by Allegheny’s unionize employees; capacity purchase commitments; statements about the benefits of the proposed merger involving Allegheny and FirstEnergy, including future financial and operating results; Allegheny’s and FirstEnergy’s plans, objectives, expectations and intentions; the expected timing of completion of the transaction; and
other statements relating to the merger that are not historical facts.  There can be no assurance that actual results will not materially differ from expectations.  Actual results have varied materially and unpredictably from past expectations. Factors that could cause actual results to differ materially include, among others, the following: the results of regulatory proceedings, including proceedings related to rates; plant performance and unplanned outages; volatility and changes in the price and demand for energy and capacity and changes in the value of financial transmission rights; volatility and changes in the price of coal, natural gas and other energy-related commodities; Allegheny’s ability to enter into, modify and enforce supplier performance under long-term fuel purchase agreements; the ability and willingness of counterparties to satisfy their financial and performance obligations; changes in the weather and other natural phenomena; changes in Allegheny’s requirements for, and the availability and price of, emission allowances; changes in industry capacity, development and other activities by Allegheny’s competitors; changes in market rules, including changes to the participant rules and tariffs for PJM Interconnection, LLC and defaults by other market participants; the loss of any significant customers or suppliers; changes in both customer usage and customer switching behavior and their resulting effects on existing and future load requirements; dependence on other electric transmission and gas transportation systems and their constraints on availability; environmental regulation; changes in other laws and regulations applicable to Allegheny, its markets or its activities; changes in the underlying inputs and assumptions, including market conditions used to estimate the fair values of commodity contracts; complications or other factors that make it difficult or impossible to obtain necessary lender consents or regulatory authorizations on a timely basis; recent and any future disruptions in the financial markets and changes in access to capital markets; the availability of credit; actions of rating agencies; inflationary and deflationary trends and interest rate trends; the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; entry into, any failure to consummate, or any delay in the consummation of, contemplated asset sales or other strategic transactions; the likelihood and timing of the completion of the proposed merger with FirstEnergy, the terms and conditions of any required regulatory approvals of the proposed merger, the impact of the proposed merger on Allegheny’s employees and the potential diversion of management’s time and attention from ongoing business during this time period; general economic conditions; and other risks, including the  continuing effects of global instability, terrorism and war. Additional risks and uncertainties are identified and discussed in Allegheny's reports and registration statements filed with the Securities and Exchange Commission. Risks and uncertainties associated with the merger are more fully discussed in the preliminary joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 (Registration No. 333-165640) that was filed by FirstEnergy with the SEC in connection with the merger. Additional risks and uncertainties associated with the merger are identified and discussed in Allegheny’s and FirstEnergy’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Allegheny disclaims any obligation to update its forward-looking statements to reflect events or circumstances after the date of this presentation, except as may be required by law.

3
Forward-Looking Statements
Certain information in this presentation is based upon an internal model that incorporates assumptions regarding future market conditions, including power and commodity prices, demand conditions, and the operating performance and dispatch characteristics of our generating facilities, among other factors.  Many of these assumptions are based upon highly variable market factors outside of our control and ultimately may differ significantly from the assumptions currently included in our model.  As a result, our model and the related forward-looking information included in this presentation are subject to change. The information in this presentation that is derived from our internal model is based in part on market conditions, forward prices and our hedged position as of March 31, 2010.
We intend to update this information on a quarterly basis.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed merger, FirstEnergy filed a Registration Statement on Form S-4 (Registration
No. 333-165640) with the SEC that includes a preliminary joint proxy statement of Allegheny and FirstEnergy and that also constitutes a preliminary prospectus of FirstEnergy. Allegheny and FirstEnergy will mail the definitive joint proxy statement/prospectus to their respective shareholders.  Allegheny and FirstEnergy urge investors and shareholders to read the definitive joint proxy statement/prospectus regarding the proposed merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information.  You may obtain copies of all documents filed with the SEC regarding this proposed transaction, free of charge, at the SEC’s website
(www.sec.gov). You may also obtain these documents, free of charge, from Allegheny’s website
(www.alleghenyenergy.com) under the tab “Investors” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from FirstEnergy’s website (www.firstenergycorp.com) under the tab
“Investors” and then under the heading “Financial Information” and then under the item “SEC Filings.”
PARTICIPANTS IN THE MERGER SOLICITATION
FirstEnergy, Allegheny and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Allegheny and FirstEnergy shareholders in favor of the merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Allegheny and FirstEnergy shareholders in connection with the proposed merger is set forth in the preliminary joint proxy statement/prospectus contained in the above-referenced Registration Statement on Form S-4.
You can find information about Allegheny’s executive officers and directors in its definitive proxy statement filed with the SEC on March 19, 2010 and Annual Report on Form 10-K filed with the SEC on March 1, 2010. You can find information about FirstEnergy’s executive officers and directors in its definitive proxy statement filed with the SEC on
April 1, 2010 and Annual Report on Form 10-K filed with the SEC on February 19, 2010. Additional information about
Allegheny’s executive officers and directors and FirstEnergy’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4. You can obtain free copies of these documents from Allegheny and FirstEnergy using the website information above.

17 Significant up-front benefit to shareholders 2010 Priorities: FirstEnergy Merger

18 Significant benefits to shareholders Diversifies fuel mix by adding nuclear capacity 2010 Priorities: FirstEnergy Merger

19 Significant benefits to shareholders Diversifies fuel mix by adding nuclear capacity Provides greater scale and scope 2010 Priorities: FirstEnergy Merger

20
OH
MI
NY
PA
IN
VA
WV
NJ
KY
OH
MI
NY
PA
IN
VA
WV
NJ
KY
Greater Scale and Scope
Revenue: $16.4 billion
Electric Customers: 6.1 million
Rate Base: $10.8 billion
Total Generation: 24 GW
Competitive Generation: 21 GW
Service Territory: 67,000 sq miles
Employees: ~17,750
FirstEnergy Service Territory
Allegheny Service Territory
FirstEnergy Plants
Allegheny Plants
Combined Statistics

21
Significant benefits to shareholders
Diversifies fuel mix by adding nuclear capacity
Provides greater scale and scope
Strong business portfolio, excellent growth
opportunities
2010 Priorities:
FirstEnergy Merger

22 Merger Timeline Announced merger, filed S-4 File with FERC, states Shareholder meetings Complete merger 2010 2011 Q1 Q4 Q2 Q3 Q1 Q2

23 Business as usual Focus on core business Execute on goals and objectives Long-term value drivers intact Positioned for strong future growth Well-positioned for economic recovery Summary